J.P. Morgan Series Trust
Supplement  dated  March  13,  2000 to the  following  Statement  of  Additional
Information:

J.P. Morgan Tax Aware Enhanced Income Fund, dated March 1, 2000

The following replaces the section under the heading "Custodian and Transfer Agent":

         The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian and Fund Accounting Agreement with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.